UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5—Corporate Governance and Management

Item 5.07.        Submission of Matters to a Vote of Security Holders.

On June 5, 2017, the Registrant held its annual meeting of stockholders. At such annual meeting, stockholders of the Registrant voted on the matters set forth below, and the final voting results for such matters are set forth below.

1.
Each of the two nominees for election to the Board of Directors of the Registrant was elected, to serve until the Registrant's annual meeting of stockholders in 2020 and until his successor is duly elected and qualified, based upon the following votes:

Nominee	For	Withhold Authority	Broker Non-Votes
D. Greg Horrigan	34,239,467	17,803,965	1,135,440
John W. Alden	50,055,132	1,988,300	1,135,440

2.
The proposal to ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved based upon the following votes:

For	52,250,379
Against	918,818
Abstain	9,675

3.	The non-binding advisory vote to approve the compensation of the Named Executive Officers of the Registrant received the following votes:
For	49,985,938
Against	2,049,699
Abstain	7,795
Broker Non-Votes	1,135,440

4.	The non-binding advisory vote on the frequency for the advisory vote on the compensation of the Named Executive Officers of the Registrant received the following votes:

Every Year	48,292,818
Every Two Years	8,537
Every Three Years	3,730,494
Abstain Broker Non-Votes	11,583 1,135,440

 The Board of Directors of the Registrant recommended that stockholders vote, on an advisory basis, for every year as the frequency for an advisory vote on the compensation of Named Executive Officers of the Registrant. Based on the Board of Directors' recommendation and taking into account the fact that the voting result for this matter is consistent with such recommendation, the Registrant will hold a non-binding advisory vote on the compensation of its Named Executive Officers every year at its annual meeting of stockholders until the next required non-binding advisory vote on the frequency of the same, which is no later than the Registrant's annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:  /s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel
   and Secretary

Date:  June 9, 2017
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